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                          VAN KAMPEN ASIAN GROWTH FUND
                                PORTFOLIO OF THE
                          VAN KAMPEN SERIES FUND, INC.

                    SUPPLEMENT DATED JANUARY 21, 2000 TO THE
                       PROSPECTUS DATED OCTOBER 28, 1999

     The section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES -- GENERAL - PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following:

     Ashutosh Sinha has been responsible for the day-to-day management of the Fund's investment portfolio since August, 1998. Mr. Sinha joined the Subadviser in 1995. He is a Principal of the Subadviser and Morgan Stanley & Co. Incorporated and a member of the Subadviser's Emerging Markets Equity Group, focusing primarily on Asian markets other than Japan. Prior to joining the Subadviser, Mr. Sinha spent two years at SBI Funds Management Ltd., as an analyst for the India Magnum Fund and, prior to that time, he was a consultant for three years for Citicorp Overseas Software Ltd. Mr. Sinha graduated from the Indian Institute of Technology, Kanpur, with a degree in Electrical Engineering and received an M.B.A. from the Indian Institute of Management, Calcutta.